EXECUTION COPY
Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
SECOND AMENDED AND RESTATED GMSR PARTICIPATION AGREEMENT
Dated as of November 15, 2021
by and between
LOANDEPOT.COM, LLC
as the Company
and
LOANDEPOT.COM, LLC
as the Initial Participant
This SECOND AMENDED AND RESTATED GMSR PARTICIPATION AGREEMENT, dated as of November 15, 2021 (the “Effective Date”) (as may be amended, restated, replaced, supplemented or otherwise modified from time to time, this “Agreement”), is made by and between LOANDEPOT.COM, LLC (the “Company”) and LOANDEPOT.COM, LLC (the “Initial Participant”), and is consented to by loanDepot GMSR Master Trust, as repo buyer (the “Buyer”), CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as administrative agent (the “Administrative Agent”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB”) as noteholder of the Outstanding VFNs (the “Noteholder”). Capitalized terms used herein have the meanings specified in Section 1.
W I T N E S S E T H:
WHEREAS, the Company and the Initial Participant have entered into that certain GMSR Participation Agreement, dated as of August 11, 2017, which was amended and restated by that certain Amended and Restated GMSR Participation Agreement, dated as of October 31, 2018 (the “Original Participation Agreement”);
WHEREAS, the Company and the Initial Participant have agreed, subject to the terms of this Agreement, that the Original Participation Agreement be amended and restated on the Effective Date;
WHEREAS, loanDepot GMSR Master Trust (the “Issuer”), Citibank, N.A. (“Citibank”), as indenture trustee (in such capacity, the “Indenture Trustee”), as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Company, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), the Administrative Agent and Pentalpha Surveillance LLC, as credit manager, are parties to that certain Second Amended and Restated Base Indenture, dated as of the date hereof (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Amended and Restated Series 2017-VF1 Indenture Supplement, dated as of November 15, 2021, by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent (as may be amended, restated, supplemented, or

060958.0000168 EMF_US 79902503v11

otherwise modified from time to time, the “Series 2017-VF1 Indenture Supplement”), the Series 2017-MBSADV1 Indenture Supplement, dated as of August 11, 2017, by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent (the “Series 2017-MBSADV1 Indenture Supplement”) and the other indenture supplements thereto;
WHEREAS, currently there are two (2) Outstanding Series of Variable Funding Notes: (i) the Series 2017-VF1 Note (the “Series 2017-VF1 Note”), which was issued to the Company pursuant to the terms of the Series 2017-VF1 Indenture Supplement, and which was purchased by CSCIB under the Amended and Restated Series 2017-VF1 Master Repurchase Agreement, dated as of the date hereof, between the Company, the Administrative Agent and CSCIB (the “VFN Repurchase Agreement”), pursuant to which the Company sold all of its rights, title and interest in the Series 2017-VF1 Note to CSCIB; and (ii) the Series 2017-MBSADV1 Note (the “Series 2017-MBSADV1 Note”), which was issued pursuant to the Series 2017-MBSADV1 Indenture Supplement and sold to CSCIB pursuant to the Note Purchase Agreement, dated as of August 11, 2017, among the Issuer, the Administrative Agent and CSCIB, as purchaser (the “Series 2017-MBSADV1 Note Purchase Agreement”);
WHEREAS, pursuant to Section 10.3(g)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, the Company shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent;
WHEREAS, the Original Participation Agreement is a Transaction Document;
WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Administrative Agent and the Series Required Noteholders of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof);
WHEREAS, Section 2(c) of the Original Participation Agreement requires the consent of the Buyer and Ginnie Mae in order to issue additional Participation Certificates hereunder;
WHEREAS, the Company owns and may from time to time originate, or acquire from third parties, Servicing Rights;
WHEREAS, the Servicing Rights consist of the right to receive, among other things, Portfolio Excess Spread and Advance Reimbursement Amounts;
WHEREAS, in order to obtain greater liquidity, the Company created a Participation Interest in the Portfolio Excess Spread and Advance Reimbursement Amounts relating to MBS Advances pursuant to which the holder of such Participation Interest is entitled to receive Portfolio Collections with respect to such Portfolio Excess Spread and MBS Advance Reimbursement Amounts and created the Original Participation Certificate to evidence such Participation Interest;

WHEREAS, the Company and the Initial Participant desire to enter into this Agreement to expand the Participation Interest in Advance Reimbursement Amounts to include Servicing Advance Reimbursement Amounts;
WHEREAS, the Company and the Initial Participant desire to amend and restate the Original Participation Certificate, so that such Excess Spread Participation Certificate will reflect a Participation Interest in only the Portfolio Excess Spread and entitle the holder to receive Portfolio Collections solely with respect to the Portfolio Excess Spread;
WHEREAS, the Company and the Initial Participant desire to create a separate Participation Interest in the MBS Advance Reimbursement Amounts pursuant to which such Participant will be entitled to receive Portfolio Collections with respect to such MBS Advance Reimbursement Amounts and will create hereunder the P&I Advance Participation Certificate to evidence such Participation Interest;
WHEREAS, the Company and the Initial Participant desire to create a Participation Interest in the Servicing Advance Reimbursement Amounts pursuant to which such Participant will be entitled to receive Portfolio Collections with respect to such Servicing Advance Reimbursement Amounts and will create hereunder the Servicing Advance Participation Certificate to evidence such Participation Interest; and
WHEREAS, the Initial Participant sold the Original Participation Certificate and will sell the P&I Advance Participation Certificate and the Servicing Advance Participation Certificate to the Buyer pursuant to that certain Second Amended and Restated Master Repurchase Agreement, dated as of November 15, 2021, between the Company and the Buyer, and consented to by the Indenture Trustee, the Administrative Agent, and CSCIB, as noteholder of the Outstanding VFNs (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”).
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto mutually agree as follows:
Section 1.Definitions. References to a “Section” or the “recitals” are, unless otherwise specified, to a Section or the recitals of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Master Repurchase Agreement or the Base Indenture, as applicable. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified herein, the term “or” has the inclusive meaning represented by the term “and/or”, and the term “including” is not limiting. Whenever used in this Agreement, the following terms shall have the respective meanings set forth below. Any capitalized terms defined in the body of this Agreement but not listed below shall have the meaning ascribed to such capitalized terms in the body of this Agreement.
“Accredited Investor” shall have the meaning assigned to such term in Section 5(e).

“Acknowledgment Agreement” means, the Amended and Restated Acknowledgment Agreement, dated as of October 31, 2018, by and among Ginnie Mae, the Company and the Indenture Trustee.
“Acquired MSRs” means mortgage servicing rights related to previously issued Ginnie Mae MBS that the Servicer acquired, provided that Ginnie Mae has acknowledged that the Servicer is deemed the “issuer” of the Pooled Mortgages related to such acquired mortgage servicing rights by execution of the Assignment Agreement in the form of Appendix VIII-3 of the Ginnie Mae Guide, or any such successor form approved by Ginnie Mae from time to time.
“Advance Reimbursement Amounts” means, with respect to any MBS Advance or Servicing Advance, any amount collected on a Mortgage Pool, withdrawn from a custodial account in accordance with the Ginnie Mae Contract, free and clear from any Ginnie Mae rights or other restrictions on transfer set forth therein, or received from any Successor Issuer, to reimburse any such MBS Advance or Servicing Advance, including any Liquidation Proceeds, FHA Claim Proceeds, USDA Claim Proceeds, PIH Claim Proceeds or VA Claim Proceeds; provided that “Advance Reimbursement Amounts” shall not include any such amounts that constitute Excluded Reimbursement Rights.
“Agency Requirements” means with respect to any Portfolio Mortgage Loan, (a) the Ginnie Mae Contract and (b) the statutes and implementing regulations governing the mortgage loan insurance or guarantee program of the FHA, PIH, USDA or VA, as applicable, and any agreements, announcements, directives and correspondence related thereto, and all amendments to any of the foregoing.
“Agreement” shall have the meaning assigned to such term in the preamble.
“Ancillary Income” means all income derived from a Portfolio Mortgage Loan (other than payments or collections in respect of principal, interest, escrow payments and prepayment penalties attributable to such Portfolio Mortgage Loan) and to which the Company or any subservicer, as the servicer or subservicer of the Portfolio Mortgage Loan, is entitled to in accordance with the applicable Agency Requirements, including (i) all late charges, fees received with respect to checks or bank drafts returned by the related bank for insufficient funds, assumption fees, optional insurance administrative fees, all interest, income, or credit on funds deposited in the escrow accounts and custodial accounts or other receipts on or with respect to such Mortgage Loan (subject to Applicable Law and the Ginnie Mae Contract), (ii) reconveyance fees, subordination fees, speedpay fees, mortgage pay on the web fees, automatic clearing house fees, demand statement fees, modification fees, if any, and other similar types of fees arising from or in connection with any Mortgage Loan to the extent not otherwise payable by the mortgagor under Applicable Law or pursuant to the terms of the related Mortgage Note, and (iii) any incentive fees payable by FHA under the applicable FHA Mortgage Insurance Contract, by USDA under the USDA Loan Guarantee Document, or by VA under the applicable VA Loan Guaranty Agreement, as applicable, to the Servicer or any subservicer, as servicer or subservicer of the Mortgage Loans, including incentive amounts payable in connection with Mortgage Loan modifications and other loss mitigation activities.

“Applicable Laws” means laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA Patriot Act of the United States.
“Business Day” means any day other than (i) a Saturday or Sunday or (ii) any other day on which national banking associations or state banking institutions in New York, New York, the State of California, the State of Texas, the city and state where the Corporate Trust Office is located or the Federal Reserve Bank of New York, are authorized or obligated by law, executive order or governmental decree to be closed.
“Buyer” shall have the meaning assigned to such term in the preamble.
“Collection Period” means, with respect to each Transaction Remittance Date, the calendar month preceding the month in which such Transaction Remittance Date occurs.
“Company” shall have the meaning assigned to such term in the preamble.
“Corporate Advance” means any advance disbursed by or on behalf of the Company with respect to any Mortgage Pool as required by the Ginnie Mae Contract with respect to any Mortgage Loan included in the related Mortgage Pool (other than amounts advanced as MBS Advances or Escrow Advances), excluding any advance disbursed by an Interim Servicer related to Acquired MSRs until such time as Servicer completes reconciliation of such advances with the Interim Servicer and pays the Interim Servicer for such advances.
“Corporate Trust Office” means the corporate trust office of the Indenture Trustee.
“Debtor” shall have the meaning assigned to such term in the Acknowledgment Agreement.
“Effective Date” shall have the meaning assigned to such term in the preamble.
“Escrow Advance” means any advance disbursed by or on behalf of the Company with respect to any Mortgage Pool as required by the Ginnie Mae Contract in order to pay tax obligations or insurance premiums due under any Mortgage Loan included in the related Mortgage Pool when the funds on deposit in any escrow custodial account or any other account containing escrow funds related to the applicable Mortgage Pool are insufficient to make the required payment, excluding any advance disbursed by an Interim Servicer related to Acquired MSRs until such time as Servicer completes reconciliation of such advances with the Interim Servicer and pays the Interim Servicer for such advances.
“Excess Spread Participation Certificate” or “Excess Spread PC” shall mean each participation certificate in the form of Exhibit B-1 attached hereto, including the Original Participation Certificate, as amended and restated, which evidences the related Participation Interest in the Portfolio Excess Spread related to the Portfolio Mortgage Loans.
“Excluded Advances” means any Advance related to an Excluded Mortgage Loan that was made after the time such Mortgage Loan became subject to a Permitted Disposition.

“Excluded Assets” shall mean, collectively, the Excluded Advances, Excluded Mortgage Loans, Excluded Mortgage Pools, Excluded MSRs, and Excluded Reimbursement Rights.
“Excluded Mortgage Loan” shall mean a mortgage loan included in an Excluded Mortgage Pool.
“Excluded Mortgage Pool” shall mean any Mortgage Pool with respect to which the related servicing rights are either ineligible pursuant to the Master Repurchase Agreement or have been sold or are otherwise committed to be sold and have been previously listed on Schedule I to a Participation Certificate (subject to the provisions of Section 3).
“Excluded MSRs” means the servicing rights related to any Excluded Mortgage Pool.
“Excluded Reimbursement Rights” means the rights to reimbursement with respect to any of the Excluded Advances.
“FHA” means the Federal Housing Administration, an agency within HUD, or any successor thereto, and including the Federal Housing Commissioner and the Secretary of HUD where appropriate under the FHA Regulations.
“FHA Claim Proceeds” means the portion of insurance proceeds which are received from FHA under an FHA Mortgage Insurance Contract in the event of a default with respect to an FHA Loan and are permitted reimbursements to the Servicer for MBS Advances or Servicing Advances in accordance with the Ginnie Mae Contract, including any debenture interest on such MBS Advances or Servicing Advances.
“FHA Loan” means a Mortgage Loan which is the subject of an FHA Mortgage Insurance Contract.
“FHA Mortgage Insurance Contract” means the contractual obligation of the FHA respecting the insurance of a Mortgage Loan.
“FHA Regulations” means the regulations promulgated by HUD under the National Housing Act, as amended from time to time and codified in 24 Code of Federal Regulations, and other HUD issuances relating to FHA Loans, including the related handbooks, circulars, notices and mortgagee letters.
“Ginnie Mae” means the Government National Mortgage Association, or any successor thereto.
“Ginnie Mae Contract” means (a) 12 U.S.C. Section 1721(g) and the implementing regulations governing the Ginnie Mae mortgage-backed securities program, 24 C.F.R. Part 300, (b) the applicable guaranty agreements and contractual agreements between Ginnie Mae and the Company, and (c) the Ginnie Mae Guide and other applicable guides, and all amendments to any of the foregoing.

“Ginnie Mae Guide” means the Ginnie Mae Mortgage-Backed Securities Guide, Handbook 5500.3, Rev. 1, and any related announcements, directives and correspondence issued by Ginnie Mae, all as may be amended from time to time.
“Ginnie Mae MBS” means a Ginnie Mae I MBS or a Ginnie Mae II MBS with respect to which the Company is the issuer of record and that is guaranteed by Ginnie Mae, backed by pools of Ginnie Mae eligible mortgage loans in accordance with Section 306(g) of the National Housing Act, 12 U.S.C. Section 1721(g), the issuance of which and the servicing of such Ginnie Mae eligible mortgage loans by the Company are governed in all respects by the Ginnie Mae Contract.
“Guaranty Fee” means, the monthly guarantee fee required to be paid by the Servicer to Ginnie Mae pursuant to the Ginnie Mae Contract and Ginnie Mae Guide.
“HUD” means the United States Department of Housing and Urban Development, or any successor thereto.
“Initial Participant” shall have the meaning assigned to such term in the preamble.
“Interim Servicer” means the transferor of an Acquired MSR acting in its capacity as subservicer for the benefit of the Servicer in connection with the purchase thereof.
“Liquidated Asset” means a Mortgage Loan that has been either (a) repurchased from a Mortgage Pool underlying a Ginnie Mae MBS or (b) released from a Mortgage Pool following (i) a short sale or (ii) a sale of the mortgaged property (including REO Property resulting from the foreclosure, or deed in lieu of foreclosure, of the related mortgaged property).
“Liquidation Proceeds” means, with respect to any Mortgage Loan that becomes a Liquidated Asset, the portion of Advance Reimbursement Amounts recovered in accordance with the Ginnie Mae Contract from the proceeds received on account of the liquidation of such Mortgage Loan.
“Master Repurchase Agreement” shall have the meaning assigned to such term in the recitals.
“MBS” means a mortgage backed security guaranteed by Ginnie Mae pursuant to the Ginnie Mae Contract.
“MBS Advance” means any advance disbursed by or on behalf of the Servicer from its own funds with respect to any Mortgage Pool as required by the Ginnie Mae Contract in order to provide for the payment of principal and interest amounts due on the related MBS on its remittance date under the Ginnie Mae Contract, specifically excluding (a) the Servicer’s use of excess funds from one Mortgage Pool to cover MBS Advances attributable to another Mortgage Pool in either (i) Servicer’s “Ginnie Mae I MBS Program P&I Custodial Account” or (ii) Servicer’s “Ginnie Mae II MBS Program P&I Custodial Account,” in either case, to cover shortfalls caused by delinquent loans sharing the same “P&I Custodial Account,” as permitted under Section 15-5(A) of the Ginnie Mae Guide, and (b) any advance disbursed by an Interim Servicer related to Acquired MSRs until such time as Servicer completes reconciliation of such advances with the Interim Servicer and pays the Interim Servicer for such advances.

“MBS Advance Reimbursement Amounts” means any Advance Reimbursement Amounts related to reimbursements for previously made MBS Advances.
“MBS Entry Date” shall mean the date, during the term of this Agreement and subsequent to the date hereof, on which the Company issues or becomes the issuer with respect to one or more Ginnie Mae MBSs.
“Mortgage” means a mortgage, deed of trust or other security instrument securing a Mortgage Note.
“Mortgage Loan” means a loan secured by a Mortgage on real property (including REO Property resulting from the foreclosure of the real property that had secured such loan), which loan has been included in a Mortgage Pool underlying Ginnie Mae MBS.
“Mortgage Loan Documents” means the Mortgages, Mortgage Notes, assignments and any documents between the mortgagor and the applicable borrower related to the Mortgage Loan.
“Mortgage Note” means the promissory note or other evidence of indebtedness of a borrower that is secured by a Mortgage.
“Mortgage Pool” means a pool or package of Mortgage Loans insured by the FHA or guaranteed by the PIH, USDA or VA backing a Ginnie Mae MBS.
“Original Participation Certificate” shall mean the participation certificate issued in connection with the Original Participation Agreement, which evidenced the related Participation Interest in the Portfolio Excess Spread and the MBS Advance Reimbursement Amounts.
“P&I Advance Participation Certificate” or “P&I Advance PC” shall mean each participation certificate in the form of Exhibit B-2 attached hereto, which evidences the related Participation Interest in the MBS Advance Reimbursement Amounts related to the Portfolio Mortgage Loans.
“Participant” shall mean the Initial Participant or any subsequent holder of a Participation Interest in accordance with the terms hereof.
“Participation Certificate” shall mean each participation certificate in the form of Exhibit B attached hereto, which evidences the related Participation Interest.
“Participation Certificate Register” shall have the meaning assigned to such term in Section 20.
“Participation Certificate Registrar” shall have the meaning assigned to such term in Section 20.
“Participation Interest” shall mean each participating beneficial ownership interest (of the type and nature contemplated by 11 U.S.C. § 541(d) of the United States Bankruptcy Code) in the Portfolio Excess Spread, MBS Advance Reimbursement Amounts or Servicing

Advance Reimbursement Amounts with respect to the Portfolio, and proceeds thereof together with the other rights and privileges specified in this Agreement as evidenced by the issuance of a Participation Certificate.
“PIH” means the Office of Public and Indian Housing within the United States Department of Housing and Urban Development, or any successor thereto.
“PIH Claim Proceeds” means the portion of guaranty claim proceeds which are received from PIH in the event of a default with respect to a PIH Loan and are permitted reimbursements to the Servicer for MBS Advances or Servicing Advances in accordance with the Ginnie Mae Contract, including any accrued unpaid interest on such MBS Advances or Servicing Advances.
“PIH Loan” means a Mortgage Loan which is the subject of a PIH Mortgage Insurance Contract.
“PIH Mortgage Insurance Contract” means the contractual obligation of the PIH respecting the insurance of a Mortgage Loan.
“Pooled Mortgages” shall have the meaning assigned to such term in Section 2(f).
“Portfolio” means, except with respect to an Excluded Mortgage Pool (and any related Excluded Assets) specified on Schedule I of the related Participation Certificate (as may be updated from time to time pursuant to Sections 2(b) and 3), all of the Mortgage Loans included in all Mortgage Pools related to a Ginnie Mae MBS, whether now existing or hereafter created, for so long as such Ginnie Mae MBS shall remain outstanding, each such Ginnie Mae MBS to be listed on Schedule I to such Participation Certificate (subject to the provisions of Section 3).
“Portfolio Collections” means, with respect to the Portfolio, the funds collected on the related Portfolio Mortgage Loans and allocated as the servicing compensation payable to the Company as servicer of such Portfolio Mortgage Loans pursuant to one or more Servicing Agreements, or as Advance Reimbursement Amounts received by the Company pursuant to such Servicing Agreements, but excluding Ancillary Income and any Guaranty Fee.
“Portfolio Excess Spread” means, with respect to the Portfolio, the rights of the Company, severable from any and all other rights and obligations under the applicable Servicing Agreements, to the Portfolio Total Spread minus the Base Servicing Fee on the Portfolio.
“Portfolio Mortgage Loan” means each Mortgage Loan included in a Mortgage Pool related to a Ginnie Mae MBS that is part of the Portfolio.
“Portfolio Total Spread” means, with respect to the Portfolio, for each Collection Period, the Portfolio Collections received during such Collection Period, but excluding Ancillary Income, any Guaranty Fee, and Advance Reimbursement Amounts.
“QIB” shall have the meaning assigned to such term in Section 11.

“REO Property” means a mortgaged property in which the owner of the related Mortgage Loan has acquired title to such mortgaged property through foreclosure or by deed in lieu of foreclosure.
“Rule 144A” shall have the meaning assigned to such term in Section 11.
“Secured Party” shall have the meaning assigned to such term in the Acknowledgment Agreement.
“Securities Act” shall have the meaning assigned to such term in Section 5(e).
“Security Interest” shall have the meaning assigned to such term in the Acknowledgment Agreement.
“Servicer” means the Company in its capacity as the servicer or sub-servicer under the Ginnie Mae Contract in servicing the related Portfolio Mortgage Loans, and any successor issuer appointed as servicer under the Ginnie Mae Contract.
“Servicing Advance Participation Certificate” or “Servicing Advance PC” shall mean each participation certificate in the form of Exhibit B-3 attached hereto, which evidences the related Participation Interest in the Servicing Advance Reimbursement Amounts related to the Portfolio Mortgage Loans.
“Servicing Advance Reimbursement Amounts” means any Advance Reimbursement Amounts related to reimbursements for previously made Servicing Advances.
“Servicing Advances” means Corporate Advances and Escrow Advances.
“Servicing Agreement” means, with respect to each Portfolio Mortgage Loan, any servicing agreement applicable thereto, including the applicable Agency Requirements, and any other agreements under which such Portfolio Mortgage Loan is serviced and administered.
“Servicing Rights” means, with respect to each Portfolio Mortgage Loan, the right to do any and all of the following in accordance with the Ginnie Mae Contract: (a) service and administer such Portfolio Mortgage Loan; (b) collect any payments or monies payable or received for servicing such Portfolio Mortgage Loan (including all Portfolio Total Spread and Advance Reimbursement Amounts); (c) collect any Ancillary Income with respect to such Portfolio Mortgage Loan; (d) enforce the provisions of all agreements or documents creating, defining or evidencing any such servicing rights and all rights of the servicer thereunder, including any clean-up calls and termination options; (e) collect and apply any escrow payments or other similar payments with respect to such Portfolio Mortgage Loan; (f) control and maintain all accounts and other rights to payments related to any of the property described in the other clauses of this definition; (g) possess and use any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to such Portfolio Mortgage Loan or pertaining to the past, present or prospective servicing of such Portfolio Mortgage Loan; and (h) enforce any and all rights, powers and privileges incident to any of the foregoing.

“Subservicer Side Letter Agreement” shall have the meaning set forth in the PC Repurchase Agreement.
“Transaction Remittance Date” shall mean the date required in accordance with Section 2.3 of the Subservicer Side Letter Agreement.
“Transfer” shall have the meaning assigned to such term in Section 10.
“USDA” means the Rural Housing Service agency of the Rural Development unit of the United States Department of Agriculture, or any successor.
“USDA Claim Proceeds” means the portion of guarantee claim proceeds which are received from USDA in the event of a default with respect to a USDA Loan and are permitted reimbursements to the Servicer for MBS Advances or Servicing Advances in accordance with the Ginnie Mae Contract, including any accrued unpaid interest on such MBS Advances or Servicing Advances.
“USDA Loan” means a Mortgage Loan which is guaranteed by USDA, as evidenced by a USDA Loan Guarantee Document.
“USDA Loan Guarantee Document” means a loan guarantee document issued by USDA in accordance with 7 C.F.R. § 3555.107.
“VA” means the U.S. Department of Veterans Affairs, an agency of the United States of America, or any successor thereto, including the Secretary of Veterans Affairs.
“VA Claim Proceeds” means the portion of guaranty claim proceeds which are received from VA in the event of a default with respect to a VA Loan and are permitted reimbursements to the Servicer for MBS Advances or Servicing Advances in accordance with the Ginnie Mae Contract, including any accrued unpaid interest on such MBS Advances or Servicing Advances.
“VA Loan” means a Mortgage Loan which is subject of a VA Loan Guaranty Agreement as evidenced by a loan guaranty certificate, or a Mortgage Loan which is a vendor loan sold by the VA.
“VA Loan Guaranty Agreement” means the obligation of the United States to pay a specific percentage of a Mortgage Loan (subject to a maximum amount) upon default of the mortgagor pursuant to the Servicemen’s Readjustment Act, as amended, restated, supplemented or otherwise modified from time to time.
“WSFS” shall have the meaning assigned to such term in Section 26.
Section 2.Intent; Creation of Participation Interests; Termination of Participation Interests.
(a)In order to obtain greater liquidity, the Company created the Participation Interest in the Portfolio Excess Spread and the MBS Advance Reimbursement Amounts and desires to allocate the Participation Interests in MBS Advance Reimbursement

Amounts to a separate Participation Certificate and to create the Participation Interest in Servicing Advance Reimbursement Amounts evidenced by another separate Participation Certificate.
(b)Unless Schedule I to a Participation Certificate is updated on the applicable MBS Entry Date to reflect that the related Mortgage Pool is an Excluded Mortgage Pool, on each MBS Entry Date, the Portfolio Excess Spread and Advance Reimbursement Amounts related to the Mortgage Loans included in a Mortgage Pool related to a Ginnie Mae MBS on that date shall, automatically and without further action on the part of any Person, become subject to this Agreement and to the related Participation Certificate and shall be a part of the Portfolio.  The Company shall on a monthly basis (and may on a more frequent basis in the Company’s discretion), update Schedule I to each Participation Certificate (which may be maintained in electronic form) to reflect any issuance of Ginnie Mae MBS, if applicable, on the applicable MBS Entry Date and deliver such updated Schedule I to the Participant to be attached to such Participation Certificate; provided, however, that a failure to update or deliver Schedule I, or to attach the updated Schedule I to any Participation Certificate, shall have no effect on the rights and obligations of the parties under this Agreement or such Participation Certificate.
(c)On the date of the Original Participation Agreement, the Company issued the Original Participation Certificate. Simultaneously with the execution hereof, the Company will amend and restate the Original Participation Certificate into the Excess Spread PC, evidencing a Participation Interest in the Portfolio Excess Spread and issue two new Participation Certificates, each in the related form of Exhibit B hereto, in the name of the Initial Participant, dated the Effective Date and evidencing: (i) with respect to the P&I Advance PC, a Participation Interest in the MBS Advance Reimbursement Amounts and (ii) with respect to the Servicing Advance PC, a Participation Interest in the Servicing Advance Reimbursement Amounts, in each case, with respect to the Portfolio as it exists on the Effective Date, as further described in Schedule I to the related Participation Certificate. Thereafter, Participant shall be deemed the owner of the applicable Participation Interest described therein. As of the Effective Date, the Original Participation Certificate will have been returned and cancelled in accordance with Section 24. During the term of the Master Repurchase Agreement, there shall only be one Excess Spread PC, one P&I Advance PC and one Servicing Advance PC, unless otherwise consented to in writing by the Buyer and Ginnie Mae.
(d)Administration of the Portfolio Excess Spread and the Advance Reimbursement Amounts shall be governed by the terms of this Agreement and each applicable Servicing Agreement, and the servicing and administration of the underlying Portfolio Mortgage Loans and/or REO Properties that support the Portfolio Excess Spread and the Advance Reimbursement Amounts shall be subject in all respects to the provisions of this Agreement and each applicable Servicing Agreement. The Company shall retain record legal title to any payments, distributions and other collections on the Portfolio Excess Spread and the Advance Reimbursement Amounts, in its capacity as the owner of the Servicing Rights, but subject to the Participation Interests, and each Participant shall only be deemed to be in privity with the Company and in no event whatsoever shall any Participant be construed to be in privity with any underlying investor or owner of any Portfolio Mortgage Loan.

(e)During the term of the Master Repurchase Agreement, the Participation Interest shall be subject to the Buyer’s lien under the Master Repurchase Agreement on the Servicing Rights and such other rights afforded the Buyer with respect thereto.
(f)Notwithstanding anything to the contrary contained herein:
(1)The property subject to the security interest reflected in the Participation Certificates includes all of the right, title and interest of the Company in certain mortgages and/or participation interests related to such mortgages (“Pooled Mortgages”), and pooled under the mortgage-backed securities program of Ginnie Mae, pursuant to section 306(g) of the National Housing Act, 12 U.S.C. § 1721(g);
(2)To the extent that the security interest reflected in the Participation Certificates relates in any way to the Pooled Mortgages, such security interest is subject and subordinate to all rights, powers and prerogatives of Ginnie Mae, whether now existing or hereafter arising, under and in connection with: (i) 12 U.S.C. § 1721(g) and any implementing regulations; (ii) the terms and conditions of that certain Amended and Restated Acknowledgment Agreement, dated as of October 31, 2018, with respect to the Security Interest, by and among Ginnie Mae, the Company and the Indenture Trustee; (iii) applicable Guaranty Agreements and contractual agreements between Ginnie Mae and the Company and (iv) the Ginnie Mae Mortgage-Backed Securities Guide, Handbook 5500.3 Rev. 1, and other applicable guides;
(3)Such rights, powers and prerogatives of Ginnie Mae include, but are not limited to, Ginnie Mae’s right, by issuing a letter of extinguishment to the Company, to effect and complete the extinguishment of all redemption, equitable, legal or other right, title or interest of the Company in the Pooled Mortgages, in which event the security interest as it relates in any way to the Pooled Mortgages shall instantly and automatically be extinguished as well; and
(4)For purposes of clarification, “subject and subordinate” in clause (2) above means, among other things, that any cash held by the Secured Party as collateral and any cash proceeds received by the Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the collateral may only be applied by the Secured Party to the extent that such proceeds have been received by, or for the account of, the Debtor free and clear of all Ginnie Mae rights and other restrictions on transfer under applicable Ginnie Mae guidelines; provided that this clause (4) shall not be interpreted as establishing rights in favor of Ginnie Mae except to the extent that such rights are reflected in, or arise under, the Ginnie Mae Contract.
Section 3.Removal of Portfolio Mortgage Loans. From time to time, the Company may remove Mortgage Loans and/or Mortgage Pools from the Portfolio in connection with a Permitted Disposition. The Company and the Participant shall cooperate to promptly update the schedule to each Participation Certificate to reflect any such removal. In accordance with such removal, which removal may occur prior to a transfer of economic interests, the Company and the Participant acknowledge that there may be a discrepancy between the timing of such removal and the transfer of interests to a prospective buyer, as well as recognition thereof by Ginnie Mae’s systems. Consequently, such status may be reflected on the applicable schedule to indicate that such Mortgage Pools are Excluded Mortgage Pools (and assets related thereto are Excluded Assets). The Participant shall execute any instruments of release as may be reasonably required by the Company in connection with such removal.
Section 4.Portfolio Collections and Cash Proceeds. In the event that the Company receives any amounts on account of Portfolio Excess Spread, Advance Reimbursement Amounts, or Cash Proceeds (to the extent required to avoid an Event of Default and to ensure that the VFN Principal Balance for the related Outstanding VFN does not exceed the related Maximum Permitted Amount), the Company shall or shall cause its designee to remit such amounts on the related Transaction Remittance Date as directed by the related Participant in writing on or prior to the date such distribution is made; provided that, during the term of the Master Repurchase Agreement, any remittances shall be made in accordance with the deposit and remittance requirements as set forth in Sections 2.12 and 6.12 of the Master Repurchase Agreement.
Section 5.Representations and Warranties of Each Participant. Each Participant represents and warrants to the Company, as of the date hereof and as of the date of any Transfer, and it is specifically understood and agreed, that:
(a)Such Participant is duly organized and validly existing under the laws of the jurisdiction of its formation.
(b)The execution and delivery of this Agreement by such Participant, and the performance of, and compliance with, the terms of this Agreement by such Participant, will not violate such Participant’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.
(c)Such Participant has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.
(d)Such Participant has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in connection with the sale of the Participation Interest or the consummation of any of the transactions contemplated herein.
(e)Such Participant is either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and is acquiring the related Participation Interest for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act or (B) an “accredited investor” within the meaning of Rule 501 under the Securities Act (an “Accredited Investor”) that is acquiring such Participation Interest for its own account or for the account of one or more Accredited Investors, for investment purposes and not with a view to, or for offer or sale in connection with any distribution in violation of the Securities Act, provided that the provisions of this Section 5(e) shall not apply with respect to the Transfer from the Initial Participant to the Buyer pursuant to the Master Repurchase Agreement.
The representations and warranties of each Participant contained in this Section 5 are personal to such Participant and no successor or assign of such Participant shall have any liability therefrom.
Section 6.Representations and Warranties of Company. The Company, as of the date hereof and as of any MBS Entry Date, hereby represents and warrants to, and covenants with, each Participant that:
(a)The Company is a limited liability company duly organized, existing and in good standing under the laws of the State of Delaware and will remain the same.
(b)The execution and delivery of this Agreement by the Company, and the performance of, and compliance with, the terms of this Agreement by the Company, will not violate the Company’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Company to carry out the transactions contemplated by this Agreement.
(c)The Company has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.
(d)The Company has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in connection with the sale of each Participation Interest or the consummation of any of the other transactions contemplated hereby.
(e)The Company is, and will remain, in compliance with all federal, state and local laws, regulations and orders applicable to the Company and its assets to the extent material to this Agreement.
(f)Neither the Company nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Participation Certificate, any interest in the Participation Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Participation Certificates, any interest in the Participation Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Participation Certificates, any interest in the Participation Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Participation Certificates under the Securities Act or which would render the disposition of the Participation Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto. The foregoing representations and warranties of the Company shall survive (i) the delivery and Transfer of the applicable Participation Interest and Participation Certificate to each Participant and (ii) any transfer by the Company of its rights hereunder.
Section 7.Servicing and Other Matters.
(a)Company’s Duties With Respect to Servicing.
(i)The Company agrees for the benefit of the Participant to service the related Portfolio Mortgage Loans at all times in strict accordance in all material respects with the related Servicing Agreement. In connection with the Portfolio Mortgage Loans related to each Participation Certificate, the Company shall not, without the express written consent of the Participant (which consent may be withheld in its absolute discretion), (a) terminate or amend any Servicing Rights, or (b) enter into any termination, modification, waiver or amendment of any applicable Servicing Agreement or its rights and duties thereunder, except as required by Ginnie Mae. Notwithstanding anything to the contrary herein or any of the other Program Agreements, it is understood by the parties that Ginnie Mae has the absolute and unconditional right to modify the Ginnie Mae Contract at any time.
(ii)Under no circumstances shall the Participant be responsible for the servicing acts and omissions of the Company or any other servicer, subservicer or any originator of the Portfolio Mortgage Loans, or for any servicing related obligations or liabilities of any servicer under the Servicing Agreements or any Person under the Mortgage Loan Documents, or for any other obligations or liabilities of the Company.
(iii)Upon the termination of the Company as issuer or servicer under the applicable Servicing Agreement, the Company shall remain liable to the Participant and the applicable loan owner or master servicer for all liabilities and obligations incurred by the Company while the Company was acting as the servicer thereunder.
(b)Base Servicing Fees. The Company agrees that, notwithstanding the provisions of the applicable Servicing Agreements, as between the parties hereto, the Company shall be entitled to servicing fees on the Portfolio only to the extent of the applicable Base Servicing Fee and only to the extent that funds available for the payment of such Base

Servicing Fee are available. Under no circumstances shall the Participant be liable to the Company for the payment of any Base Servicing Fee.
Section 8.Independent Analysis of Each Participant. Each Participant acknowledges that it has, independently and without reliance upon the Company and based on such documents and information as such Participant has deemed appropriate, made the Participant’s own credit analysis and decision to purchase the applicable Participation Interest. Each Participant hereby acknowledges that (except as set forth hereinabove) the Company has made no representations or warranties with respect to the Portfolio Excess Spread, the Advance Reimbursement Amounts or the Participation Interest, and that the Participant assumes all risk of loss in connection with its Participation Interest.
Section 9.No Creation of a Partnership. Nothing contained in this Agreement, and no action taken pursuant hereto shall be deemed to constitute the Company with any Participant, a partnership, association, joint venture or other entity.
Section 10.Article 8 Opt-In. The Company hereby irrevocably elects that each Participation Certificate shall constitute and shall remain a “security” for purposes of Article 8 of the Uniform Commercial Code.
Section 11.Sale of Each Participant’s Interest. Each Participant agrees that it will not sell, assign, transfer, pledge, syndicate, hypothecate, contribute, encumber or otherwise dispose of all or any portion of its applicable Participation Interest (a “Transfer”) without the prior written consent of the Company; provided, that any Transfer permitted by the Program Agreements shall not require such consent. No transfer of any Participation Certificate shall be made (other than the transfer to the Buyer under the Master Repurchase Agreement) unless (A) such transfer is to a Person that (i) the transferor believes is a qualified institutional buyer (a “QIB”) as defined in Rule 144A (“Rule 144A”) under the Securities Act and is aware that the transferor of such Participation Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Participation Certificate for its own account or for the account of one or more QIBs for whom it is authorized to act and (ii) is also a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act and (B) a fully-executed Assignment and Assumption, in the form attached to the applicable Exhibit B to this Agreement is delivered to the Participation Certificate Registrar. The registered Participant shall have the right to inspect the Participation Certificate Register, subject to such reasonable regulations as the Participation Certificate Registrar shall prescribe. The person listed as the owner of a Participation Certificate on the Participation Certificate Register shall be treated as the Participant for purposes of this Agreement and otherwise. Upon surrender for registration of transfer of any Participation Certificate to the Participation Certificate Registrar, the Company shall execute and deliver, in the name of the designated transferee or transferees, one or more new Participation Certificates.
Section 12.No Pledge or Loan. This Agreement is intended to effect the creation of Participation Interests and shall not be deemed to represent a pledge of any interest of the Company to any Participant, or a loan from any Participant to the Company. Notwithstanding the parties’ stated intent, in the event that any of the sales of the Participation Interests hereunder shall be re-characterized to be a loan, the Company, as security for the performance by it of its obligations hereunder, hereby grants, assigns and pledges to the Initial Participant a fully perfected first priority security interest in all of Company’s right, title and interest in, to and under the related Portfolio Excess Spread and Advance Reimbursement Amounts, whether now owned or hereafter acquired, now existing or hereafter created and wherever located.
Section 13.GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT AND THE RESPECTIVE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN). EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
Section 14.SUBMISSION TO JURISDICTION; WAIVERS . EACH PARTY HERETO HEREBY IRREVOCABLY (I) SUBMITS, FOR ITSELF IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
Section 15.Modifications. Except as expressly provided herein, this Agreement shall not be modified, cancelled or terminated except by an instrument in writing signed by the parties hereto.
Section 16.Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Except for transferees of Transfers permitted pursuant to the terms hereof, none of the provisions of this Agreement shall be for the benefit of or enforceable by any Person not a party hereto.
Section 17.Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts and all of such counterparts shall together constitute one and the same instrument. The parties agree that this Agreement, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.
Section 18.Captions. The titles and headings of the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of the paragraphs and shall not be given any consideration in the construction of this Agreement.
Section 19.Notices. All notices required hereunder shall be given by telephone (confirmed in writing) or shall be in writing and personally delivered or sent by facsimile transmission, reputable overnight delivery service or certified United States mail, postage prepaid, and addressed to the respective parties at their addresses set forth on Exhibit A or otherwise as informed to the other parties by written notice given as aforesaid. All written notices so given shall be deemed effective upon receipt or, if mailed, upon the earlier to occur of receipt or the expiration of the fourth day following the date of mailing.
Section 20.Participant Register. The ownership of each Participation Interest shall be registered on a record of ownership located in the United States (the “Participation Certificate Register”) maintained by the Company (the “Participation Certificate Registrar”). The Participation Certificate Register shall contain the name and address of the holder of each Participation Certificate and the name and address of any transferee of such Participation Certificate, together with wire instructions for such holder or transferee, of which the Participation Certificate Registrar has received actual notice, which requirements are intended to comply with U.S. Treasury regulations section 5f.103-1(c). Subject to the Transfers contemplated in Section 11 hereof, each Participation Certificate shall be registered as to its percentage Participation Interest and may be transferred to any third person only by surrendering such Participation Certificate to the Participation Certificate Registrar and the issuance of a new Participation Certificate to the transferee in compliance with the requirements of this Agreement, which is intended to comply with U.S. Treasury regulations section 1.871-14(c). The Participation Certificate Register shall be available for inspection from time to time during normal business hours and upon reasonable prior notice to the Participation Certificate Registrar. Each Participation Certificate is intended to qualify as a “pass-through certificate” within the meaning of U.S. Treasury Regulations Section 1.871-14(d). Notwithstanding anything else in this Agreement to the contrary, the right to receive payments with respect to a Participation Interest hereunder may be transferred only if the Transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. The Participants shall be entitled to treat the registered holder of each Participation Interest (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Participation Interest or hereunder on the part of any other person or entity.

Section 21.Third Party Costs. The Company agrees to pay the reasonable out of pocket costs of Participant related (i) to the negotiation, execution, and closing of the transactions contemplated by this Agreement and (ii) the ongoing administrative costs of the Participant related to the tracking, reporting and administration of the investments made pursuant to this Agreement.
Section 22.Tax Information. To facilitate each Participant’s annual tax reporting the Company shall provide to such Participant the relevant IRS Form 1065 K-1s and other necessary tax information, provided to the Company, which corresponds to all of such Participant’s Portfolio Collections arising from or related to applicable Participation Interests.
Section 23.Conflicts. In the event of any conflict between the terms of this Agreement and the Master Repurchase Agreement the terms of the Master Repurchase Agreement shall prevail.
Section 24.Conditions Precedent Satisfied. In order for this Agreement to be effective, the Participant shall have delivered to the Company the Original Participation Certificate, and the Company shall have cancelled the Original Participation Certificate.
Section 25.Amendment and Restatement; Consent. As of the date hereof, the terms and conditions of the Original Participation Agreement shall be amended and restated as set forth herein and the Original Participation Agreement shall be superseded by this Agreement. The rights and obligations of the parties evidenced by the Original Participation Agreement shall be evidenced by this Agreement and shall continue to be in full force and effect as set forth in this Agreement. Each of the Company, the Initial Participant, the Buyer, the Administrative Agent and CSCIB, as Noteholder of 100% of the Outstanding VFN, hereby consents to this Agreement and acknowledges and agrees that the amendments effected by this Agreement shall become effective on the Effective Date.

Section 26.Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as trustee of Buyer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of Buyer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only Buyer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by Buyer in this Agreement and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of Buyer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Buyer under this Agreement or any other related documents.
[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Company and the Initial Participant have caused this Agreement to be duly executed as of the day and year first above written.
LOANDEPOT.COM, LLC, as the Company
By:
Name:
Title:
LOANDEPOT.COM, LLC, as the Initial Participant
By:
Name:
Title:

loanDepot GMSR Master Trust – Second Amended and Restated GMSR Participation Agreement

CONSENTED AND AGREED TO BY:
CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent
By:
Name:
Title:

CONSENTED AND AGREED TO BY:
loanDepot GMSR Master Trust – Second Amended and Restated GMSR Participation Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Noteholder of 100% of the Outstanding VFNs
By:
Name:
Title:
By:
Name:
Title:

loanDepot GMSR Master Trust – Second Amended and Restated GMSR Participation Agreement

CONSENTED AND AGREED TO BY:

LOANDEPOT GMSR MASTER TRUST, as Buyer By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee
By: Name: Title:
loanDepot GMSR Master Trust – Second Amended and Restated GMSR Participation Agreement

EXHIBIT A

NOTICE ADDRESSES
Company:
LOANDEPOT.COM, LLC
26642 Towne Centre Drive
Foothill Ranch, CA 92610
Attention: [***], EVP, Treasurer
Phone Number: [***]
E-mail: [***]
With copies to:
LOANDEPOT.COM, LLC
26642 Towne Centre Drive
Foothill Ranch, CA 92610
Attention: [***], CFO
Phone Number: [***]
E-mail: [***]

LOANDEPOT.COM, LLC
26642 Towne Centre Drive
Foothill Ranch, CA 92610
Attention: [***], EVP, General Counsel
Email: [***]

Participants:
As set forth in the Participation Certificate Register.

A-1

EXHIBIT B -1

FORM OF

SECOND AMENDED AND RESTATED GINNIE MAE MSR EXCESS SPREAD PARTICIPATION CERTIFICATE
This is a participation interest certificate (“Participation Certificate”) evidencing a participation interest granted to the Participant (as defined herein) in the Portfolio Excess Spread related to the Mortgage Loans included in a Mortgage Pool related to a Ginnie Mae MBS with respect to which LOANDEPOT.COM, LLC is the issuer of record, including those identified on Schedule I attached hereto (but specifically excluding those noted as excluded on Schedule I), as such schedule may be amended from time to time in accordance with, and as more particularly described in, the Second Amended and Restated GMSR Participation Agreement, dated as of November 15, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Participation Agreement”), by and between LOANDEPOT.COM, LLC (the “Company”) and LOANDEPOT.COM, LLC (the “Initial Participant”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Participation Agreement.
Pursuant to the terms of the Participation Agreement, the Company hereby grants a Participation Interest in the Portfolio Excess Spread to __________, (as the registrant for collateral purposes of loanDepot.com, LLC, as the Initial Participant, the “Participant”):
Certificate No. 1    Percentage Interest: 100%
THIS PARTICIPATION CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS PARTICIPATION CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11 OF THE PARTICIPATION AGREEMENT.
The Company hereby irrevocably elects that this Participation Certificate shall constitute and shall remain a “security” for purposes of Article 8 of the Uniform Commercial Code.
This Participation Certificate is subject to the terms, provisions and conditions of the Participation Agreement, as to each of which the holder of this Participation Certificate, by virtue of the acceptance hereof, assents and by which such holder is bound.
This Participation Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without regard to conflicts of law principles (other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, which shall govern), and the obligations, rights and remedies of the holder hereof shall be determined in accordance with such laws.
[SIGNATURE FOLLOWS]
Exhibit B-1

IN WITNESS WHEREOF, the Company has caused this Participation Certificate to be duly executed.
LOANDEPOT.COM, LLC
By:    _______________________________
Authorized Officer/Authorized Signer
Address for Notices:
LOANDEPOT.COM, LLC
26642 Towne Centre Drive
Foothill Ranch, CA 92610
[***], EVP, Treasurer
Phone Number: [***]
E-mail: [***]

With copies to:
LOANDEPOT.COM, LLC
26642 Towne Centre Drive
Foothill Ranch, CA 92610
Attention: [***], CFO
Phone Number: [***]
E-mail: [***]

LOANDEPOT.COM, LLC
26642 Towne Centre Drive
Foothill Ranch, CA 92610
Attention: [***], EVP, General Counsel
Email: [***]

Exhibit B-1

ASSIGNMENT AND ASSUMPTION
FOR VALUE RECEIVED, the undersigned Assignor hereby sell(s), assign(s) and transfer(s) unto

(please print or typewrite name and address including postal zip code of Assignee)
the Participation Interest evidenced by the within Participation Certificate and hereby authorize(s) the registration of transfer of such Participation Interest to the above named assignee on the Participation Certificate Register of the Company. The Participation Certificate is subject to the terms, provisions and conditions of the Participation Agreement.
I (we) further direct the issuance of a new certificate of a like percentage interest and class to the above named assignee and delivery of such certificate to the following address:

Dated: _______________

Signature by or on behalf of Assignor
ACCEPTANCE:
The undersigned Assignee hereby accepts and assumes all of the rights, interests and obligations of the Participation Interest holder under the Participation Agreement pursuant to which the participation interest transferred hereby was created. The undersigned Assignee hereby makes the representations and warranties contained in Section 5 of the Participation Agreement to the Company and to the Assignor.
Dated: _______________

Signature by or on behalf of Assignee
Exhibit B-1

DISTRIBUTION INSTRUCTIONS
Assignee should include the following for purposes of distribution of any proceeds of a Participation Interest:
Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to for the account of
    .
Distributions made by check (such check to be made payable to _______________)
and all applicable statements and notices should be mailed to

    .
This information is provided by __________________________, the assignee named above, or _____________________________________, as its agent.
Exhibit B-1

SCHEDULE I
TO PARTICIPATION CERTIFICATE

Ginnie Mae Pool Number	MBS Entry Date	Issued UPB	Issued Number of Loans

**Note: The Company is the issuer of record with respect to the pools specified below; however, the related servicing rights are either ineligible pursuant to the Master Repurchase Agreement or have been sold or are otherwise committed to be sold and accordingly are not subject to this Participation Certificate:

Ginnie Mae Pool Number	MBS Entry Date	Issued UPB	Issued Number of Loans

Schedule I to Exhibit B-1

EXHIBIT B-2

FORM OF

GINNIE MAE MSR
P&I ADVANCE PARTICIPATION CERTIFICATE
This is a participation interest certificate (“Participation Certificate”) evidencing a participation interest granted to the Participant (as defined herein) in the MBS Advance Reimbursement Amounts related to the Mortgage Loans included in a Mortgage Pool related to a Ginnie Mae MBS with respect to which LOANDEPOT.COM, LLC is the issuer of record, including those identified on Schedule I attached hereto (but specifically excluding those noted as excluded on Schedule I), as such schedule may be amended from time to time in accordance with, and as more particularly described in, the Second Amended and Restated GMSR Participation Agreement, dated as of November 15, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Participation Agreement”), by and between LOANDEPOT.COM, LLC (the “Company”) and LOANDEPOT.COM, LLC (the “Initial Participant”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Participation Agreement.
Pursuant to the terms of the Participation Agreement, the Company hereby grants a Participation Interest in the MBS Advance Reimbursement Amounts to __________, (as the registrant for collateral purposes of loanDepot.com, LLC, as the Initial Participant, the “Participant”):
Certificate No. 1    Percentage Interest: 100%
THIS PARTICIPATION CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS PARTICIPATION CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11 OF THE PARTICIPATION AGREEMENT.
The Company hereby irrevocably elects that this Participation Certificate shall constitute and shall remain a “security” for purposes of Article 8 of the Uniform Commercial Code.
This Participation Certificate is subject to the terms, provisions and conditions of the Participation Agreement, as to each of which the holder of this Participation Certificate, by virtue of the acceptance hereof, assents and by which such holder is bound.
This Participation Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without regard to conflicts of law principles (other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, which shall govern), and the obligations, rights and remedies of the holder hereof shall be determined in accordance with such laws.
[SIGNATURE FOLLOWS]
Exhibit B-2

IN WITNESS WHEREOF, the Company has caused this Participation Certificate to be duly executed.
LOANDEPOT.COM, LLC
By:
Authorized Officer/Authorized Signer
Address for Notices:
LOANDEPOT.COM, LLC
26642 Towne Centre Drive
Foothill Ranch, CA 92610
[***], EVP, Treasurer
Phone Number: [***]
E-mail: [***]

With copies to:
LOANDEPOT.COM, LLC
26642 Towne Centre Drive
Foothill Ranch, CA 92610
Attention: [***], CFO
Phone Number: [***]
E-mail: [***]

LOANDEPOT.COM, LLC
26642 Towne Centre Drive
Foothill Ranch, CA 92610
Attention: [***], EVP, General Counsel
Email: [***]
Exhibit B-2

ASSIGNMENT AND ASSUMPTION
FOR VALUE RECEIVED, the undersigned Assignor hereby sell(s), assign(s) and transfer(s) unto

(please print or typewrite name and address including postal zip code of Assignee)
the Participation Interest evidenced by the within Participation Certificate and hereby authorize(s) the registration of transfer of such Participation Interest to the above named assignee on the Participation Certificate Register of the Company. The Participation Certificate is subject to the terms, provisions and conditions of the Participation Agreement.
I (we) further direct the issuance of a new certificate of a like percentage interest and class to the above named assignee and delivery of such certificate to the following address:

Dated: _______________

Signature by or on behalf of Assignor
ACCEPTANCE:
The undersigned Assignee hereby accepts and assumes all of the rights, interests and obligations of the Participation Interest holder under the Participation Agreement pursuant to which the participation interest transferred hereby was created. The undersigned Assignee hereby makes the representations and warranties contained in Section 5 of the Participation Agreement to the Company and to the Assignor.
Dated: _______________

Signature by or on behalf of Assignee
Exhibit B-2

DISTRIBUTION INSTRUCTIONS
Assignee should include the following for purposes of distribution of any proceeds of a Participation Interest:
Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to for the account of
    .
Distributions made by check (such check to be made payable to _______________)
and all applicable statements and notices should be mailed to

    .
This information is provided by __________________________, the assignee named above, or _____________________________________, as its agent.
Exhibit B-2

SCHEDULE I
TO PARTICIPATION CERTIFICATE

Ginnie Mae Pool Number	MBS Entry Date	Issued UPB	Issued Number of Loans

**Note: The Company is the issuer of record with respect to the pools specified below; however, the related servicing rights are either ineligible pursuant to the Master Repurchase Agreement or have been sold or are otherwise committed to be sold and accordingly are not subject to this Participation Certificate:

Ginnie Mae Pool Number	MBS Entry Date	Issued UPB	Issued Number of Loans
Schedule I to Exhibit B-2

EXHIBIT B-3

FORM OF

GINNIE MAE MSR
SERVICING ADVANCE PARTICIPATION CERTIFICATE
This is a participation interest certificate (“Participation Certificate”) evidencing a participation interest granted to the Participant (as defined herein) in the Servicing Advance Reimbursement Amounts related to the Mortgage Loans included in a Mortgage Pool related to a Ginnie Mae MBS with respect to which LOANDEPOT.COM, LLC is the issuer of record, including those identified on Schedule I attached hereto (but specifically excluding those noted as excluded on Schedule I), as such schedule may be amended from time to time in accordance with, and as more particularly described in, the Second Amended and Restated GMSR Participation Agreement, dated as of November 15, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Participation Agreement”), by and between LOANDEPOT.COM, LLC (the “Company”) and LOANDEPOT.COM, LLC (the “Initial Participant”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Participation Agreement.
Pursuant to the terms of the Participation Agreement, the Company hereby grants a Participation Interest in the Servicing Advance Reimbursement Amounts to __________, (as the registrant for collateral purposes of loanDepot.com, LLC, as the Initial Participant, the “Participant”):
Certificate No. 1    Percentage Interest: 100%
THIS PARTICIPATION CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS PARTICIPATION CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11 OF THE PARTICIPATION AGREEMENT.
The Company hereby irrevocably elects that this Participation Certificate shall constitute and shall remain a “security” for purposes of Article 8 of the Uniform Commercial Code.
This Participation Certificate is subject to the terms, provisions and conditions of the Participation Agreement, as to each of which the holder of this Participation Certificate, by virtue of the acceptance hereof, assents and by which such holder is bound.
This Participation Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, without regard to conflicts of law principles (other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, which shall govern), and the obligations, rights and remedies of the holder hereof shall be determined in accordance with such laws.
[SIGNATURE FOLLOWS]
Exhibit B-3

IN WITNESS WHEREOF, the Company has caused this Participation Certificate to be duly executed.
LOANDEPOT.COM, LLC
By:
Authorized Officer/Authorized Signer
Address for Notices:
LOANDEPOT.COM, LLC
26642 Towne Centre Drive
Foothill Ranch, CA 92610
[***], EVP, Treasurer
Phone Number: [***]
E-mail: [***]

With copies to:
LOANDEPOT.COM, LLC
26642 Towne Centre Drive
Foothill Ranch, CA 92610
Attention: [***], CFO
Phone Number: [***]
E-mail: [***]

LOANDEPOT.COM, LLC
26642 Towne Centre Drive
Foothill Ranch, CA 92610
Attention: [***], EVP, General Counsel
Email: [***]

Exhibit B-3

ASSIGNMENT AND ASSUMPTION
FOR VALUE RECEIVED, the undersigned Assignor hereby sell(s), assign(s) and transfer(s) unto

(please print or typewrite name and address including postal zip code of Assignee)
the Participation Interest evidenced by the within Participation Certificate and hereby authorize(s) the registration of transfer of such Participation Interest to the above named assignee on the Participation Certificate Register of the Company. The Participation Certificate is subject to the terms, provisions and conditions of the Participation Agreement.
I (we) further direct the issuance of a new certificate of a like percentage interest and class to the above named assignee and delivery of such certificate to the following address:

Dated: _______________

Signature by or on behalf of Assignor
ACCEPTANCE:
The undersigned Assignee hereby accepts and assumes all of the rights, interests and obligations of the Participation Interest holder under the Participation Agreement pursuant to which the participation interest transferred hereby was created. The undersigned Assignee hereby makes the representations and warranties contained in Section 5 of the Participation Agreement to the Company and to the Assignor.
Dated: _______________

Signature by or on behalf of Assignee
Exhibit B-3

DISTRIBUTION INSTRUCTIONS
Assignee should include the following for purposes of distribution of any proceeds of a Participation Interest:
Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to for the account of
    .
Distributions made by check (such check to be made payable to _______________)
and all applicable statements and notices should be mailed to

    .
This information is provided by __________________________, the assignee named above, or _____________________________________, as its agent.
Exhibit B-3

SCHEDULE I
TO PARTICIPATION CERTIFICATE

Ginnie Mae Pool Number	MBS Entry Date	Issued UPB	Issued Number of Loans

**Note: The Company is the issuer of record with respect to the pools specified below; however, the related servicing rights are either ineligible pursuant to the Master Repurchase Agreement or have been sold or are otherwise committed to be sold and accordingly are not subject to this Participation Certificate:

Ginnie Mae Pool Number	MBS Entry Date	Issued UPB	Issued Number of Loans

Schedule I to Exhibit B-3